NUVEEN CALIFORNIA HIGH YIELD MUNICIPAL BOND FUND

SUPPLEMENT DATED APRIL 11, 2023

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 29, 2022

1.

John V. Miller will retire from Nuveen on June 1, 2023. He will continue to serve as a portfolio manager of the Fund until that time. Scott R. Romans, Daniel J. Close and Stephen J. Candido have each been named a portfolio manager of the Fund.

2.	The following is added to the table in the section of the Statement of Additional Information entitled “Service Providers – Portfolio Managers – Other Accounts Managed”:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets (millions)	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees

Daniel Close*	Registered Investment Companies	12	$5,561	0	$0
	Other Pooled Investment Vehicles	21	$3,976	0	$0
	Other Accounts	38	$11,581	0	$0

Stephen Candido*	Registered Investment Companies	6	$11,573	0	$0
	Other Pooled Investment Vehicles	9	$587	0	$0
	Other Accounts	1	$41	0	$0

* Began serving as a portfolio manager on April 10, 2023. Information provided is as of December 31, 2022.

3.	The following is added to the table in the section of the Statement of Additional Information entitled “Service Providers – Portfolio Managers – Beneficial Ownership of Securities”:

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed

Daniel Close*	Nuveen California High Yield Municipal Bond Fund	A

Stephen Candido*	Nuveen California High Yield Municipal Bond Fund	A

* Began serving as a portfolio manager on April 10, 2023. Information provided is as of December 31, 2022.

PLEASE KEEP THIS WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-MUNISAI2-0423P